Fees Summary	Sep. 14, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 552.40
Total Fee Amount	587.13
Total Transaction Valuation	4,251,499.00
Total Offset Amount	0.00
Net Fee	$ 34.73